    As filed with the Securities and Exchange Commission on August 31, 1998



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                     NO. 1

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                          Date of Report: May 8, 1998
                       (Date of earliest event reported)



                    SECURITY ASSOCIATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)


          Delaware                   000-20870             87-0467198
(State or other Jurisdiction  (Commission File No.)      (IRS Employer
    of incorporation)                                  Identification No.)




                  2101 South Arlington Heights Road, Suite 100
                     Arlington Heights, Illinois 60005-4142
                    (Address of Principal Executive Offices)

                                 (847) 956-8650
              (Registrant's telephone number including area code)

                                      n/a
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of  businesses acquired.*


         Cover Page                                                 F1
         Report of Independent Public Accountants                   F2
         Texas Security Central, Inc. Balance Sheet                 F3
         Texas Security Central, Inc. Statement of Operations       F4
         Texas Security Central, Inc. Statement of Cash Flows       F5
         Texas Security Central, Inc. Notes to Financial Statement  F6


     (b) Pro forma financial information.


         Pro Forma Statement of Income Year Ended 1997              F9
         Pro Forma Statement of Income June 1998                    F10


     (c) Exhibits.

     2.1 Stock Purchase Agreement between Security Associates International, Inc., as Purchaser, and The Willis Tate, Jr. Charitable Remainder Unitrust for Southern Methodist University and Ray Hooker, as Selling Stockholders, and Willis Tate, Jr., dated June 17, 1998. **

* Information required to be included under Item 2 with respect to Texas Security Central, Inc. was previously filed by Registrant on an initial report on Form 8-K made on July 2, 1998 and dated May 8, 1998.

** Previously filed by Registrant on an initial report on Form 8-K made on July 2, 1998 and dated May 8, 1998.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Security Associates International, Inc.
                                              (Registrant)


                                 By:    /s/ Daniel S. Zittnan
                                      ---------------------------------------
                                      Daniel S. Zittnan
                                      Vice President, Chief Financial Officer

Date: August 31,1998

                          TEXAS SECURITY CENTRAL, INC.

                              FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 1997
                         TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
Texas Security Central, Inc.:


We have audited the accompanying balance sheet of TEXAS SECURITY CENTRAL, INC. (a Texas corporation) as of December 31, 1997, and the related statements of operations and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Texas Security Central, Inc. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.




Chicago, Illinois
July 29, 1998

                        TEXAS SECURITY CENTRAL, INC.



                                BALANCE SHEET

                           AS OF DECEMBER 31, 1997

                            ASSETS
CURRENT ASSETS:
 Accounts receivable, net                              $525,942
 Receivable from related party                           92,149
 Prepaid expenses                                       156,417
                                                       --------
 Total current assets                                   774,508
 FURNITURE AND EQUIPMENT, net                           150,806
                                                       --------
  Total assets                                         $925,314
                                                       ========

             LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
 Accounts payable                                      $134,790
 Checks not yet presented for payment                    78,866
 Accrued expenses                                       167,710
 Line of credit, interest at 10.5%                       23,520
 Current maturities of notes payable                     62,124
 Unearned revenue                                       362,881
                                                       --------
  Total current liabilities                             829,891

NOTES PAYABLE, net of current portion                    46,593
                                                       --------
  Total liabilities                                     876,484
                                                       --------

STOCKHOLDERS' EQUITY:
 Common stock, $1 par value, 100,000
 shares authorized, 1,000 shares issued
 and outstanding                                          1,000
                                                       --------
 Retained earnings, beginning of year                    74,533
 Net loss for the year                                  (26,703)
                                                       --------
 Retained earnings, end of year                          47,830
                                                       --------
  Total stockholders' equity                             48,830
                                                       --------
  Total liabilities and stockholders' equity           $925,314
                                                       ========

     The notes to financial statements are an integral part of this balance sheet.

                         TEXAS SECURITY CENTRAL, INC.



                           STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

REVENUES FROM MONITORING FEES     $4,325,398
                                  ----------
OPERATING EXPENSES:
Payroll and related expenses       2,585,394
General and administrative         1,637,896
Amortization and depreciation        122,541
                                  ----------
Total operating expenses           4,345,831
                                  ----------
Loss from operations                (20,433)
INTEREST EXPENSE, net                  6,270
                                  ----------
Net loss before income taxes        (26,703)
                                  ----------
PROVISION FOR INCOME TAXES                 0
                                  ----------
Net loss                           $(26,703)
                                  ==========

     The notes to financial statements are an integral part of this statement.

                          TEXAS SECURITY CENTRAL, INC.



                            STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                          $(26,703)
Adjustments to reconcile net loss to cash
provided by operating activities-
Depreciation and amortization                                      122,541
Changes in current assets and liabilities-
Accounts receivable                                                (33,482)
Receivable from related party                                       85,246
Prepaid expenses                                                   (83,120)
Accounts payable                                                    76,188
Checks not yet presented for payment                                60,430
Accrued expenses                                                   (13,483)
Unearned revenue                                                    28,071
                                                                  --------
Net cash provided by operating activities                          215,688
                                                                  --------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of fixed assets                                           (30,756)
                                                                  --------
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of debt                                                (124,197)
Repayment of note to shareholders                                  (60,735)
                                                                  --------
Net cash used in investing activities                             (184,932)
                                                                  --------
Total change in cash                                                     0
CASH, beginning of year                                                  0
                                                                  --------
CASH, end of year                                                 $      0
                                                                  ========
CASH PAID FOR INTEREST                                            $ 48,765
                                                                  ========

     The notes to financial statements are an integral part of this statement.

                          TEXAS SECURITY CENTRAL, INC.



                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

                         1. DESCRIPTION OF THE BUSINESS
                               Company Background
    Texas Security Central, Inc. (the "Company") (a Texas corporation) owns and operates central monitoring stations in Dallas, Houston and San Antonio to provide security monitoring for security dealers throughout the continental United States.

                    2. SUMMARY OF MAJOR ACCOUNTING POLICIES
                                Use of Estimates
    The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                                    Revenues
    Monitoring fee revenue is recognized as earned over the related contract period. Services may be billed in advance on a monthly, quarterly or annual basis, and any amounts not earned are included as unearned revenue.

                                      Cash
    For purposes of the statement of cash flows, cash includes bank deposits and petty cash funds of the Company.

                              Accounts Receivables
    The Company grants unsecured trade credit to its customers in the normal course of business. Receivables in the accompanying balance sheet are net of reserves of $150,000.

                     Furniture, Equipment and Depreciation
    Property and equipment are recorded at cost. Maintenance and repairs are charged to operations as incurred. When property, equipment and improvements are disposed of, the costs and accumulated depreciation or amortization are removed from the accounts and any resulting gains or losses are reflected in income. Depreciation and amortization is provided for financial reporting purposes using accelerated methods over five to seven years.

    Furniture and equipment at December 31, 1997, consists of the following:

                    Equipment                 $836,006
                    Furniture and fixtures      20,933
                    Leasehold improvements       5,370
                                              --------
                                               862,309
                    Accumulated depreciation   711,503
                                              --------
                                              $150,806
                                              ========

                                     Leases
    The Company operates primarily in leased facilities. Total rent expense related to these facilities for the year ended December 31, 1997, was approximately $258,000 of which approximately $216,000 was paid to a related party. The facilities in Dallas and Houston are owned by a related party. As of December 31, 1997, the Company had prepaid rent for the facilities to the related party of approximately $150,000. Lease terms for these facilities are month to month. The facility in San Antonio is leased from an unrelated third party. Terms of this lease are also month to month.

                                Accrued Expenses
    Accrued expenses are comprised of the following:

                 Accrued profit sharing  $100,000
                 Accrued payroll           50,000
                 Other                     17,710
                                         --------
                                         $167,710
                                         ========

                                Unearned Revenue
    Unearned revenue consists primarily of prebilled monitoring fees to customers. Monitoring services are billed on monthly, quarterly, semi-annual and annual bases.

                                  Income Taxes
    The Company has a net operating loss carryforward for tax purposes of $13,413 at December 31, 1997. During the year, a net operating loss carryforward of $26,304 was utilized to offset taxable income. Timing differences arise between income for financial statement purposes and taxable income due to reserves and certain accruals that are not deductible for tax purposes until realized or paid. An allowance account of approximately $65,400 is recorded against the tax assets as utilization of the tax assets is not certain. The Company's deferred tax assets and related valuation allowance are comprised of the following:

                 Net operating loss carryforward       $5,400
                 Nondeductible reserves                60,000
                                                      -------
                 Deferred tax asset                    65,400
                 Valuation allowance                  (65,400)
                                                      -------
                 Effect on tax provision                   $0
                                                      =======

                      Fair Value of Financial Instruments
    The fair value of the Company's long-term debt, which approximates the carrying value, is estimated based on the current rates offered to the Company for debt of the same remaining maturities.

                                3. NOTES PAYABLE
Debt at December 31, 1997, consists of the following:

Note payable, interest at 11.5% payable in monthly
installments of $5,177, maturing in March, 2000            $108,717
Current maturities                                           62,124
                                                            -------
Total long-term debt                                        $46,593
                                                            =======

Debt matures as follows:

                        1998  $62,124
                        1999   46,593
                               ======

The Company has periodically prepaid the above loan and expects to retire the debt in September, 1999.

                                4. BENEFIT PLANS
The Company has a 401(k) and profit sharing plan. The 401(k) plan matches 50% of participant contributions up to 5% of the participant's salary. Participants vest over a seven-year period in employer contributions for both plans as follows:

                        Years 0-2   0%
                        Year 3      20
                        Year 4      40
                        Year 5      60
                        Year 6      80
                        Year 7     100
                                   ===

Employer contributions to the 401(k) plan during 1997 were $25,604. The Company made a discretionary contribution to the profit sharing plan of $100,000 during 1997.

                              5. SUBSEQUENT EVENT
On June 17, 1998, the Company was acquired by Security Associates International, Inc., a public company, for total consideration, in notes payable and cash, of approximately $6,800,000. These financial statements do not include any adjustments that might result from this transaction.

                         PRO FORMA STATEMENT OF INCOME
                     (in thousands, except per share data)

     The following unaudited Pro Forma Combined Statement of Income for the year ended December 31, 1997 was prepared to illustrate the estimated effects of Security Associates International, Inc.'s (the Company) acquisition of Texas Security Central, Inc. (TSC) (a central monitoring station) as if it had occurred on January 1, 1997. The Pro Forma Statement of Income does not purport to represent what the Company's results of operations would actually have been if the acquisition had occurred on the dates indicated or to predict the Company's results of operations for any future period. The following financial information should be read in conjunction with the audited Financial Statements and the related Notes thereto of TSC.


                                 THE            TSC(2)   PRO FORMA   PRO FORMA
                                 COMPANY(1)               ADJUSTMENT  COMBINED
                                 ----------     ------   ----------- ----------
Monitoring fees and other
revenues                             $10,814     $4,325      --        $15,139
General, selling and
administrative expenses                8,910      3,644      --         12,554
Payroll expense related to
employees terminated upon the
sale of the company                       --        578      --            578
Amortization and depreciation          3,704        123     456  (3)     4,283
Deferred compensation expense            862         --      --            862
                                      ------      -----     ---      ---------
Loss from operations                  (2,662)       (20)   (456)        (3,138)
Interest expense, net                  1,863          6     467  (4)     2,336
                                      ------      -----     ---      ---------
Net income (loss) before income taxes (4,525)       (26)   (923)        (5,474)
Income tax expense                        --         --      --            --
                                      ------      -----     ---      ---------
Net income (loss)                     (4,525)       (26)   (923)        (5,474)
Dividends accrued on preferred stock     413         --      --            413
                                      ------      -----     ---      ---------
Net income (loss) available to common
Stockholders                         $(4,938)      $(26)  $(923)       $(5,887)
                                      ------      -----     ---      ---------
Net loss per share                                                      $(1.38)
Weighted average shares outstanding                                  4,266,151

(1.) Data for the Company is for the year ended December 31, 1997.
(2.) Data for the TSC is for the year ended December 31, 1997.
(3.) Provides for the pro forma increase in amortization expense for the year ended December 31, 1997 related to the acquisition of TSC.
(4.) Adds interest expense of $467 related to the TSC acquisition based on additional borrowings of $4,450,000 needed to acquire TSC.

                         PRO FORMA STATEMENT OF INCOME
                     (in thousands, except per share data)

           The following unaudited Pro Forma Combined Statement of Income for the year six month period from January 1, 1998 through June 30, 1998 was prepared to illustrate the estimated effects of Security Associates International, Inc.'s (the Company) acquisition of Texas Security Central, Inc. (TSC) (a central monitoring station) as if it had occurred on January 1, 1998. The Pro Forma Statement of Income does not purport to represent what the Company's results of operations would actually have been if the acquisition had occurred on the dates indicated or to predict the Company's results of operations for any future period. The following financial information should be read in conjunction with the audited Financial Statements and the related Notes thereto of TSC.


                                        THE                 PRO FORMA  PRO FORMA
                                       COMPANY(1)  TSC(2)   ADJUSTMENT COMBINED
                                       ----------  ------   ---------- ---------
Monitoring fees and other revenues      $8,629    $1,876     --         $10,505
General, selling and administrative
expenses                                 7,106     1,572     --           8,678
Payroll expense related to employees
terminated upon the sale of the
company                                     --       352     --             352
Non-recurring bonus expense                 --       867     --             867
Amortization and depreciation            2,880        32    210 (3)       3,122
Deferred compensation expense              720        --                    720
                                       -------     -----  -----       ---------
Loss from operations                    (2,077)     (947)  (210)         (3,234)
Interest expense, net                    1,184         1    214 (4)       1,399
                                       -------     -----  -----       ---------
Net income (loss) before income taxes   (3,261)     (948)  (424)         (4,633)
Income tax expense                          --        --     --              --
                                       -------     -----  -----       ---------
Net income (loss)                       (3,261)     (948)  (424)         (4,633)
Dividends accrued on preferred stock       222        --      --            222
                                       -------     -----  -----       ---------
Net income (loss) available to common
Stockholders                           $(3,483)    $(948) $(424)        $(4,855)
                                       -------     -----  -----       ---------
Net loss per share                                                        $(.77)
Weighted average shares outstanding                                   6,294,129

(5.) Data for the Company is for the six month period ended June 30, 1998. (6.) Data for the TSC is for the period from January 1, 1998 through June 17,
     1998.
(7.) Provides for the pro forma increase in amortization expense for the period from January 1, 1998 through June 17, 1998 related to the acquisition of TSC.
(8.) Adds interest expense of $214 related to the TSC acquisition based on additional borrowings of $4,450,000 needed to acquire TSC.